EXHIBIT 4






                          SWANK, INC.
          1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
              NON-QUALIFIED STOCK OPTION CONTRACT


      THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of the  23rd  day  of  April 1998, between Swank, Inc.,  a  Delaware
corporation (the "Company"), and        Raymond Vise         (the
"Optionee").

                      W I T N E S S E T H

       1. The Company, in accordance with the terms and conditions of the 1994 Non-Employee Director Stock Option Plan of the Company (the "Plan"), grants as of April 23, 1998 to the Optionee an option to purchase an aggregate of 5,000 shares of the Common Stock, $.10 par value per share, of the Company ("Common Stock"), at $1.281 per share, being 100% of the fair market value of such shares of Common Stock on such date.

     2. The term of this option shall be 5 years from April 23, 1998, subject to earlier termination as provided in this Contract and in the Plan. This option shall be immediately exercisable as to 100% of the number of shares of Common Stock subject hereto.

     3. This option shall be exercised by giving written notice to the Company at its principal office, presently 6 Hazel Street, Attleboro, Massachusetts 02703-0962, Attention: Treasurer, stating that the Optionee is exercising this stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price thereof in cash or by check. In no event may a fraction of a share of Common Stock be purchased under this option.

     4. Notwithstanding the foregoing, and without limiting the provisions of paragraph 11 of the Plan, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. At the request of the Board of Directors, the Optionee shall execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Board of Directors, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof without the meaning of the Securities Act. Nothing herein shall be construed so as to obligate the Company to register the shares subject to the option under the Securities Act.


      5. Notwithstanding anything herein to the contrary, if at any time the Board of Directors shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, in its discretion.

      6. Nothing in the Plan or herein shall confer upon the Optionee any right to continue as a director of the Company.

      7. The Company may endorse or affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirement of the Securities Act, or (b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock.

      8. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made part hereof. In the event the Optionee is no longer a director of the Company or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

      9. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal state securities and "blue sky" laws.

     10. This option is not transferrable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

      11. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled under the Plan and by law to the Optionee's rights hereunder.

      12. This Contract shall be governed by and construed in accordance with the laws of the State of Delaware.

      13. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

     14. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan

      IN WITNESS WHEREOF, the parties hereto have executed this contract as of the day and year first above written.


                                      SWANK, INC.



                                      By: /s/ John Tulin

                                      Its:  President

                                      /s/ Raymond Vise
                                      Optionee


                                      8 El Paseo
                                      Address

                                      Irvine, CA 92612-2907






                           SWANK, INC.
          1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
              NON-QUALIFIED STOCK OPTION CONTRACT


      THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of the  22nd  day  of  April 1999, between Swank, Inc.,  a  Delaware
corporation (the "Company"), and        Raymond Vise         (the
"Optionee").

                      W I T N E S S E T H

       1. The Company, in accordance with the terms and conditions of the 1994 Non-Employee Director Stock Option Plan of the Company (the "Plan"), grants as of April 22, 1999 to the Optionee an option to purchase an aggregate of 5,000 shares of the Common Stock, $.10 par value per share, of the Company ("Common Stock"), at $1.219 per share, being 100% of the fair market value of such shares of Common Stock on such date.

     2. The term of this option shall be 5 years from April 22, 1999, subject to earlier termination as provided in this Contract and in the Plan. This option shall be immediately exercisable as to 100% of the number of shares of Common Stock subject hereto.

     3. This option shall be exercised by giving written notice to the Company at its principal office, presently 6 Hazel Street, Attleboro, Massachusetts 02703-0962, Attention: Treasurer, stating that the Optionee is exercising this stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price thereof in cash or by check. In no event may a fraction of a share of Common Stock be purchased under this option.

     4. Notwithstanding the foregoing, and without limiting the provisions of paragraph 11 of the Plan, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. At the request of the Board of Directors, the Optionee shall execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Board of Directors, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof without the meaning of the Securities Act. Nothing herein shall be construed so as to obligate the Company to register the shares subject to the option under the Securities Act.

      5. Notwithstanding anything herein to the contrary, if at any time the Board of Directors shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, in its discretion.

      6. Nothing in the Plan or herein shall confer upon the Optionee any right to continue as a director of the Company.

      7. The Company may endorse or affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirement of the Securities Act, or (b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock.

      8. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made part hereof. In the event the Optionee is no longer a director of the Company or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

      9. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal and state securities and "blue sky" laws.

     10. This option is not transferrable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

      11. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled under the Plan and by law to the Optionee's rights hereunder.

      12. This Contract shall be governed by and construed in accordance with the laws of the State of Delaware.

      13. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

     14. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan

      IN WITNESS WHEREOF, the parties hereto have executed this contract as of the day and year first above written.


                                   SWANK, INC.


                                   By:  /s/ John Tulin

                                   Its:  President

                                   /s/ Raymond Vise
                                   Optionee


                                   8 El Paseo
                                   Address
                                   Irvine, CA 92612-2907






                           SWANK, INC.
          1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
              NON-QUALIFIED STOCK OPTION CONTRACT


     THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of the 20th day of April 2000, between Swank, Inc., a Delaware
corporation (the "Company"), and        Raymond Vise         (the
"Optionee").

                      W I T N E S S E T H

     1. The Company, in accordance with the terms and conditions of the 1994 Non-Employee Director Stock Option Plan of the Company (the "Plan"), grants as of April 20, 2000 to the Optionee an option to purchase an aggregate of 5,000 shares of the Common Stock, $.10 par value per share, of the Company ("Common Stock"), at $.813 per share, being 100% of the fair market value of such shares of Common Stock on such date.

     2. The term of this option shall be 5 years from April 20, 2000, subject to earlier termination as provided in this Contract and in the Plan. This option shall be immediately exercisable as to 100% of the number of shares of Common Stock subject hereto.

     3. This option shall be exercised by giving written notice to the Company at its principal office, presently 6 Hazel Street, Attleboro, Massachusetts 02703-0962, Attention: Treasurer, stating that the Optionee is exercising this stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price thereof in cash or by check. In no event may a fraction of a share of Common Stock be purchased under this option.

     4. Notwithstanding the foregoing, and without limiting the provisions of paragraph 11 of the Plan, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. At the request of the Board of Directors, the Optionee shall execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Board of Directors, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof without the meaning of the Securities Act. Nothing herein shall be construed so as to obligate the Company to register the shares subject to the option under the Securities Act.

     5. Notwithstanding anything herein to the contrary, if at any time the Board of Directors shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, in its discretion.

     6. Nothing in the Plan or herein shall confer upon the Optionee any right to continue as a director of the Company.

     7. The Company may endorse or affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirement of the Securities Act, or (b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock.

     8. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made part hereof.
In the event the Optionee is no longer a director of the Company or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

     9. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal and state securities and "blue sky" laws.

     10. This option is not transferrable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

     11. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled under the Plan and by law to the Optionee's rights hereunder.

     12. This Contract shall be governed by and construed in accordance with the laws of the State of Delaware.

     13. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

     14. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan

     IN WITNESS WHEREOF, the parties hereto have executed this contract as of the day and year first above written.


                                 SWANK, INC.



                                 By:  /s/ John Tulin

                                 Its: President

                                 /s/ Raymond Vise
                                 Optionee


                                 8 El Paseo
                                 Address
                                 Irvine, CA 92612-2907